 Filed pursuant to Rule 497(e)

File No. 002-11318

NORTHEAST INVESTORS TRUST

Supplement dated March 13, 2024

to the Statement of Additional Information dated February 1, 2024

At a meeting of shareholders of Northeast Investors Trust (the “Trust”) held on February 26, 2024, shareholders of the Trust voted to re-elect one of the Trust’s current Trustees and elect two new nominees to the Board of Trustees of the Trust. Accordingly, effective immediately, the Statement of Additional Information is revised as follows:

The first sentence of the first paragraph under the section heading “TRUSTEES, OFFICERS & MANAGEMENT STRUCTURE” is amended and restated in its entirety as follows:

The Trustees of Northeast Investors Trust are Bruce H. Monrad, Richard Reubenstone and Geofrey Wyatt.

The “Independent Trustees” section of the trustees and officers table in the “TRUSTEES, OFFICERS & MANAGEMENT STRUCTURE” section is amended and restated in its entirety as follows:

Independent Trustees
Richard Reubenstone Age: 66 Years of Service: Trustee since 2024	Trustee	Managing Director, Cantor Fitzgerald, L.P.; Lead Advisor, Collaborizm
Geofrey Wyatt Age: 66 Years of Service: Trustee since 2024	Trustee	Chief Executive Officer, Wyatt Technology Corp.

The “Independent Trustees” subsection in the “TRUSTEES, OFFICERS & MANAGEMENT STRUCTURE” section is amended and restated in its entirety as follows:

Mr. Reubenstone

Richard Reubenstone was the managing director of Cantor Fitzgerald, L.P., a leading global financial services firm, from October 2016 to June 2022, and the lead advisor of Collaborizm, an online collaboration and freelance work platform for highly technically skilled people from September 2014 to February 2020. Prior to that, Mr. Reubenstone served as the managing director at Seaport Global Securities LLC, the managing director and Head of Credit Hedge Fund Sales at UBS Investment Bank, and the managing director of Credit Hedge Fund Sales at Jefferies Group LLC. Mr. Reubenstone spend nearly 16 years at Merrill Lynch as the managing director of Credit Hedge Fund Sales. The Board believes that Mr. Reubenstone is qualified to serve as a Trustee due to his leadership, governance, management, and operational oversight experience.

Mr. Wyatt

Geofrey K. Wyatt was the second employee of Wyatt Technology Corporation, the recognized leader in light scattering instrumentation and software for determining the absolute molar mass, size, charge, and interactions of macromolecules and nanoparticles in solution. Mr. Wyatt served as the Chief Executive Officer of Wyatt Technology from May 2018 to May 2023 and helped lead the company to grow to more than 250 employees. Wyatt Technology was acquired by Waters™ Corporation (NYSE: WAT), a global leader in analytical instruments and software, in May 2023. Mr. Wyatt graduated with a B.A. from Yale University in 1983 and received an M.B.A. from Harvard Business School in 1989. The Board believes that Mr. Wyatt is qualified to serve as a Trustee due to his leadership, governance, management, and operational oversight experience.

The following paragraph of the section “TRUSTEES, OFFICERS & MANAGEMENT STRUCTURE” is amended and restated in its entirety as follows:

The Board has two standing committees: the Audit Committee, and the Nominating and Governance Committee, each of which consists of Messrs. Reubenstone and Wyatt following their election to the Board on February 26, 2024. During the fiscal year ended September 30, 2023, the Audit Committee and the Nominating and Governance each consisted of former Independent Trustees Messrs. Blampied, Daugherty and Beal. These committees are therefore composed entirely of Independent Trustees, and all of the Independent Trustees serve on each committee. The Audit Committee met five times during the last fiscal year and the Nominating and Governance Committee met four times during the last fiscal year. The Audit Committee assists the Board in fulfilling its responsibilities for accounting and financial reporting practices and provides a channel of communication between the Board and the Trust’s independent accountants. The provision of audit and non-audit services by the Trust’s independent accountants is subject to prior approval by the Audit Committee. The Nominating and Governance Committee considers candidates for Trustee and reviews matters relating to Board governance. The Nominating and Governance Committee will consider the experience, qualifications, attributes and skills of Trustee nominees and Trustee appointees when looking to fill vacant Board or committee seats and will consider the benefits of a diverse Board in enhancing its oversight of management performance. The Committee has not established a procedure for shareholders to nominate Trustees.

The following is added to the table showing the dollar range of shares of the Trust beneficially owned by each Trustee:

Richard Reubenstone	None
Geofrey Wyatt	None